UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 14, 2007

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE;
ITEM 8.01     OTHER EVENTS.
On December 14, 2007, the Corporation announced that it was revising its earnings guidance for the fourth quarter and full year 2007 due to three separate developments. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation’s related press release dated December 14, 2007.

The information furnished under Items 7.01 and 8.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

NON-GAAP FINANCIAL MEASURES
The press release attached as Exhibit 99 contains a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Corporation believes that this non-GAAP financial measure provides information that is useful to the users of its financial information regarding the Corporation’s financial condition and results of operations. Additionally, the Corporation uses this non-GAAP measure to evaluate its past performance and prospects for future performance. The Corporation believes it is appropriate to present this non-GAAP financial information for the following reasons:

o	The Corporation provides certain measures of operating results, net earnings, and earnings per share adjusted to exclude certain costs, expenses, and gains and losses. The Corporation believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Corporation’s results of operations in any particular period. The Corporation also utilizes certain of these measures to compensate certain management personnel of the Corporation.

While the Corporation believes that this non-GAAP financial measure is useful in evaluating the Corporation, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, this non-GAAP financial measure may differ from similar measures presented by other companies.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit 99       Press Release of the Corporation dated December 14, 2007.

Exhibit 99 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are intended to come within the safe harbor protection provided by those statutes. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation’s actual results are identified in Item 1A of Part I of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHRISTINA M. MCMULLEN Christina M. McMullen Vice President and Controller

Date: December 14, 2007